UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                Date of report  (Date of earliest event reported)  July 13, 2006

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	333-134077	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

                ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The following press release was issued by Ares Capital Corporation on July 13, 2006:

Ares Capital Corporation Prices Public Offering

NEW YORK, July 13, 2006—Ares Capital Corporation (Nasdaq: ARCC) announced that it priced a public offering of 9,375,000 shares of common stock at $15.67 per share, raising $146,906,250 in gross proceeds.

The offering is subject to customary closing conditions and the shares are expected to be delivered on July 18, 2006. Ares Capital Corporation has also granted the underwriters an option to purchase up to an additional 1,406,250 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC and SunTrust Robinson Humphrey are acting as representatives of the underwriters.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, NY 10080; UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Department; Citigroup Corporate and Investment Banking, Prospectus Department, 140 58th Street, 8th Floor, Brooklyn, NY 11220; J.P. Morgan Securities Inc., National Statement Processing, Prospectus Library, 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245; Wachovia Capital Markets, LLC, One Wachovia Center, 7 Saint Paul Street, 1st Floor, Baltimore, MD 21202; and SunTrust Robinson Humphrey, 3333 Peachtree Road, NE, 10th Floor, Atlanta, GA 30326.

About Ares Capital Corporation

Ares Capital Corporation is a closed-end, non-diversified management investment company that is regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private middle market companies.

Ares Capital Corporation’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available on the Internet at www.arescapitalcorp.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:    Merritt S. Hooper of Ares Capital Corporation, 310-201-4200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: July 13, 2006

	By:	/s/ Daniel F. Nguyen

Name: Daniel F. Nguyen
Title: Chief Financial Officer